UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2017

Synchronoss Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52049	06-1594540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crossing Boulevard, 8th Floor Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Statement

On October 17, 2017, Synchronoss Technologies, Inc., a Delaware corporation (“Synchronoss” or the “Company”) announced the entry into definitive agreements for the sale of Intralinks Holdings, Inc., a wholly owned subsidiary of Synchronoss (“Intralinks”), and the sale of shares of a newly created series of preferred stock of Synchronoss to affiliates of Siris Capital Group, LLC (“Siris”).

Subject to the terms and conditions set forth in the Share Purchase Agreement, dated as of October 17, 2017 (the “Share Purchase Agreement”), among Synchronoss, Intralinks and Impala Private Holdings II, LLC, an affiliate of Siris (“Impala”), Impala agreed to acquire from Synchronoss the issued and outstanding shares of common stock of Intralinks for approximately $977 million in cash plus a potential contingent payment of up to $25 million (as more fully described below), subject to an adjustment for cash, debt and working capital (the “Intralinks Transaction”).

Item 1.02.                                        Termination of Material Definitive Agreement.

In connection with the consummation of the Intralinks Transaction, Synchronoss utilized a portion of the proceeds from the Intralinks Transaction to repay all outstanding obligations under its previously existing senior secured credit agreement, dated as of January 19, 2017, among, inter alia, Synchronoss, the lending institutions from time to time parties thereto, and Goldman Sachs Bank USA, as administrative agent, collateral agent, swingline lender and a letter of credit issuer, as amended from time to time (the “Prior Credit Agreement”).  In connection therewith, Synchronoss delivered all notices and took all other actions to facilitate and cause the termination of the Prior Credit Agreement, the repayment in full of all obligations then outstanding thereunder and the release of any security interests in connection therewith, effective as of November 14, 2017.  The aggregate payoff amount was approximately $898 million and included all accrued interest, fees and prepayment penalties associated therewith.

Item 2.01.                                              Completion of Acquisition or Disposition of Assets.

Pursuant to the Share Purchase Agreement, on November 14, 2017, Synchronoss consummated the sale of Intralinks.  At the closing of the Intralinks Transaction, Impala acquired all of the issued and outstanding shares of Intralinks for approximately $991 million in cash, subject to post-closing adjustments for changes in cash, debt and working capital.  If, in the future, Impala receives net cash proceeds in excess of $440 million from any sale of equity or assets of Intralinks, or a dividend or distribution in respect of the shares of Intralinks, then Impala is required to pay Synchronoss up to an additional $25 million in cash or publicly traded securities.  Immediately following the consummation of the Intralinks Transaction, Synchronoss paid to Impala $5 million as partial reimbursement of the out-of-pocket fees and expenses incurred by Impala, Siris and their respective affiliates in connection with the execution of the Share Purchase Agreement and the Intralinks Transaction.

The total amount of funds used to complete the Intralinks Transaction and related transactions and pay related fees and expenses was approximately $1 billion, which was funded through a combination of equity and debt financing obtained by Impala.

As of November 14, 2017, investment funds affiliated with Siris owned 5,994,667 shares of Synchronoss’ common stock, par value $0.0001 per share (the “Common Stock”), or approximately 12.6% of the issued and outstanding Common Stock as of such date.

This summary of the Share Purchase Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the full text of the Share Purchase Agreement, a copy of which is attached as Exhibit 2.1 to Synchronoss’ Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 19, 2017 and incorporated into this Item 2.01 by reference.

Item 8.01                                           Other Events.

On November 14, 2017, Synchronoss issued a press release announcing the consummation of the transactions contemplated by the Share Purchase Agreement.  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

On November 14, 2017, Silver Private Holdings I, LLC (“Silver”), an affiliate of Siris, notified Synchronoss pursuant to Section 3.2 of that certain Securities Purchase Agreement by and between Synchronoss and Silver dated October 17, 2017 (the “PIPE Purchase Agreement”), that Silver was exercising its right to reschedule the closing of the purchase and sale of

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185,000 shares of the Company’s Series A Convertible Participating Perpetual Preferred Stock pursuant to the PIPE Purchase Agreement until February 15, 2018.

Forward Looking Statements

This Form 8-K contains forward-looking statements, including the statements regarding the plans, strategies and objectives of management for future operations, effects of current or future economic conditions or performance and industry trends, the ability to satisfy the closing conditions to the transactions, the expected close of the transactions contemplated by the PIPE Purchase Agreement and other matters that do not relate strictly to historical facts or statements of assumptions underlying any of the foregoing.  All forward-looking statements contained in this Form 8-K involve risks and uncertainties.  Synchronoss’ actual results and outcomes could differ materially from those anticipated in these forward-looking statements as a result of various factors, including the factors set forth in Synchronoss’ annual report on Form 10-K and quarterly reports on Form 10-Q under the heading “Risk Factors”.  The words “strive,” “objective,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “vision,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.  Synchronoss has based these forward-looking statements on its current expectations and projections about future events.  Although Synchronoss believes that the expectations underlying any of its forward-looking statements are reasonable, these expectations may prove to be incorrect and all of these statements are subject to risks and uncertainties.  Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections, or expectations prove incorrect, actual results, performance, financial condition, or events may vary materially and adversely from those anticipated, estimated, or expected.

All forward-looking statements included in this Form 8-K are expressly qualified in their entirety by these cautionary statements.  Synchronoss cautions readers not to place undue reliance on any forward-looking statement that speaks only as of the date made and to recognize that forward-looking statements are predictions of future results, which may not occur as anticipated.  Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the uncertainties and factors described above, as well as others that Synchronoss may consider immaterial or does not anticipate at this time.  Although Synchronoss believes that the expectations reflected in its forward-looking statements are reasonable, Synchronoss does not know whether its expectations may prove correct.  Synchronoss’ expectations reflected in its forward-looking statements can be affected by inaccurate assumptions it might make or by known or unknown uncertainties and factors, including those described above.  The risks and uncertainties described above are not exclusive, and further information concerning Synchronoss and its business, including factors that potentially could materially affect its financial results or condition or relationships with customers and potential customers, may emerge from time to time.  Synchronoss assumes no, and it specifically disclaims any, obligation to update, amend, or clarify forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.  Synchronoss advises investors, however, to consult any further disclosures it makes on related subjects in our periodic reports that it files with or furnishes to the SEC.

Item 9.01                                           Financial Statements and Exhibits.

(b)                   Pro Forma Financial Information.

The required pro forma financial information regarding the Intralinks Transaction will be filed as an amendment to this Current Report on Form 8-K upon completion of the Company’s previously disclosed financial restatement.

(d)	Exhibit Number	Description

2.1*

Share Purchase Agreement by and among Synchronoss Technologies, Inc., Intralinks Holdings, Inc. and Impala Private Holdings II, LLC dated as of October 17, 2017 (incorporated by reference to Exhibit 2.1 of Synchronoss Technologies, Inc. Current Report on Form 8-K, filed with the SEC on October 19, 2017).

	99.1	Press Release of Synchronoss Technologies, Inc., dated November 14, 2017.

*Pursuant to Item 601(b)(2) of Regulation S-K, promulgated under the Securities Act, certain schedules have been omitted and Synchronoss agrees to furnish supplementally to the SEC a copy of any omitted exhibits and schedules upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2017	Synchronoss Technologies, Inc.

	By:	/s/ Lawrence R. Irving
		Name:	Lawrence R. Irving
		Title:	Chief Financial Officer

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